U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

MTGE Investment Corp.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35260	45-0907772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 12th Floor, Bethesda, MD 20814
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 968-9220

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Officer Appointments
On December 18, 2017, the Board of Directors of MTGE Investment Corp. (the “Company”) appointed Peter Federico as President and Chief Operating Officer and Donald Holley as Senior Vice President and Chief Financial Officer of the Company effective March 31, 2018. Following the appointment of Mr. Federico as President, Gary Kain, who presently serves as Chief Executive Officer, President and Chief Investment Officer, will continue to serve as Chief Executive Officer and Chief Investment Officer of the Company.
Mr. Federico, 51, currently serves as Executive Vice President and Chief Financial Officer of the Company. Mr. Federico has served as Executive Vice President and Chief Financial Officer since July 2016, and from June 2011 until July 2016, he was the Company’s Senior Vice President and Chief Risk Officer. He also currently serves as Executive Vice President and Chief Financial Officer of AGNC Investment Corp. (Nasdaq: AGNC), a mortgage REIT and the parent company of the Company’s manager. Effective March 31, 2018, Mr. Federico will also become President and Chief Operating Officer of AGNC Investment Corp.
Mr. Holley, 47, has served as Senior Vice President and Chief Accounting Officer of the Company since January 2016, and effective March 31, 2018, he will become Senior Vice President and Chief Financial Officer of the Company. Mr. Holley previously served as Vice President and Controller of the Company from December 2011 until January 2016.
There are no arrangements or understandings between Mr. Federico or Mr. Holley and any other person pursuant to which he was appointed as an officer, nor are there any family relationships between either Mr. Federico or Mr. Holley and any director or executive officer of the Company. Neither Mr. Federico nor Mr. Holley is a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the changes in the Company’s officers is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTGE INVESTMENT CORP.
Dated: December 18, 2017	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack Senior Vice President, Chief Compliance Officer and Secretary